UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2023

Central Index Key Number of the issuing entity: 0002002215

MSWF Commercial Mortgage Trust 2023-2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-09	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 8, 2023, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of December 8, 2023 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, MS&Co., BofA Securities, Academy and Drexel, in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about December 21, 2023 (the “Closing Date”).

On December 8, 2023, the Registrant also entered into a certificate purchase agreement, dated as of December 8, 2023, with WFS, MS&Co., BofA Securities, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the MSWF Commercial Mortgage Trust 2023-2, Commercial Mortgage Pass-Through Certificates, Series 2023-2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-six (46) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of December 8, 2023, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of December 8, 2023, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF 2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of December 8, 2023, between the Registrant and AREF 2; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of December 8, 2023, between the Registrant and BANA, and certain of the Mortgage Loans will be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of December 8, 2023, between the Registrant and SMC.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1,
Class A-2, Class A-SB, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates, having an aggregate initial certificate balance of $828,735,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates, having an aggregate initial certificate balance of $85,731,874 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
60 Hudson	Exhibit 99.12	N/A
Arundel Mills and Marketplace	Exhibit 99.13	N/A
Fashion Valley Mall	Exhibit 99.14	Exhibit 99.6(1)
Philadelphia Marriott Downtown	Exhibit 99.15	Exhibit 99.7
CX – 250 Water Street	Exhibit 99.16	N/A
BLE Portfolio	Exhibit 99.17	N/A
La Primavera	Exhibit 99.18	N/A
RTL Retail Portfolio	Exhibit 99.19	Exhibit 99.8
Rhino Retail Portfolio 2	Exhibit 99.20	Exhibit 99.9
Blackbird Portfolio	Exhibit 99.21	N/A
Centre Pointe Portfolio	Exhibit 99.22	N/A
Metroplex	Exhibit 99.23	Exhibit 99.10
3800 Horizon Boulevard	Exhibit 99.24	Exhibit 99.10
Westfarms	Exhibit 99.25	Exhibit 99.11

(1)	The Fashion Valley Mall Whole Loan will be serviced under the pooling and servicing agreement for the BBCMS 2023-C20 securitization trust until the securitization of the related controlling companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated December 8, 2023 and filed with the Securities and Exchange Commission on December 12, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2023.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance 2 LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Capital LLC.
99.6	Pooling and Servicing Agreement, dated as of July 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20.
99.7	Pooling and Servicing Agreement, dated as of December 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-5C23, Commercial Mortgage Pass-Through Certificates, Series 2023-5C23.

99.8	Pooling and Servicing Agreement, dated as of November 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C22, Commercial Mortgage Pass-Through Certificates, Series 2023-C22.
99.9	Pooling and Servicing Agreement, dated as of October 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C21, Commercial Mortgage Pass-Through Certificates, Series 2023-C21.
99.10	Pooling and Servicing Agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1.
99.11	Pooling and Servicing Agreement, dated as of November 1, 2023, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuance of the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2.
99.12	Agreement Between Note Holders, dated as of September 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note A-10 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 60 Hudson Whole Loan.
99.13	Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, Société Générale Financial Corporation, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, DBR Investments Co. Limited, as note A-3-1 holder, note A-3-2 holder, note A-3-3 holder, note A-3-4 holder and note A-3-5 holder, and Citi Real Estate Funding Inc., as note A-4-1 holder, note A-4-2 holder and note A-4-3 holder, relating to the Arundel Mills and Marketplace Whole Loan.
99.14	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as initial note A-1-1 holder, initial mote A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, JPMorgan Chase Bank, National Association, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, Bank of Montreal, as initial note A-3-1 holder, initial mote A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder, initial note A-3-5 holder and initial note A-3-6 holder, and Barclays Capital Real Estate Inc., as initial note A-4-1 holder and initial note A-4-2 holder, relating to the Fashion Valley Mall Whole Loan.

99.15	Agreement Between Note Holders, dated as of October 25, 2023, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, and Wells Fargo Bank, National Association, relating to the Philadelphia Marriott Downtown Whole Loan.
99.16	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Wells Fargo Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder, initial note A-14 holder, initial note A-15 Holder and initial note A-16 holder, Goldman Sachs Bank USA, as initial note A-17 holder and initial note A-18 holder, and 3650 Real Estate Investment Trust 2 LLC, as initial note A-19 holder and initial note A-20 holder, relating to the CX - 250 Water Street Whole Loan.
99.17	Co-Lender Agreement, dated as of October 5, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Capital Real Estate Inc., as initial note A-2-1 holder and initial note A-2-2 holder, relating to the BLE Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of October 23, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Capital Real Estate Inc., as initial note A-2-1 holder and initial note A-2-2 holder, relating to the La Primavera Whole Loan.
99.19	Agreement Between Note Holders, dated as of August 30, 2023, by and between Barclays Capital Real Estate Inc., Société Générale Financial Corporation, KeyBank National Association, and Bank of Montreal, relating to the RTL Retail Portfolio Whole Loan.
99.20	Agreement Between Note Holders, dated as of July 28, 2023, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Bank of America, N.A., as initial note A-5 holder and initial note A-6 holder, relating to the Rhino Retail Portfolio 2 Whole Loan.
99.21	Co-Lender Agreement, dated as of November 21, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Blackbird Portfolio Whole Loan.
99.22	Co-Lender Agreement, dated as of November 29, 2023, by and between AREF 2 WH BC LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Centre Pointe Portfolio Whole Loan.
99.23	Co-Lender Agreement, dated as of February 28, 2023, between German American Capital Corporation, as note A-1 holder and note A-3 holder, and AREF 2 WH WF LLC, as note A-2 holder, relating to the Metroplex Whole Loan.
99.24	Co-Lender Agreement, dated as of May 8, 2023, by and between AREF 2 WH BC LLC, as initial note A-1 holder, initial note A-2 holder, and initial note A-3 holder, relating to the 3800 Horizon Boulevard Whole Loan.
99.25	Co-Lender Agreement, dated as of September 21, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, and initial note A-7 holder, and Wells Fargo Bank National Association, as initial note A-2-1 holder, initial note A-2-2 holder, and initial note A-2-3 holder, relating to the Westfarms Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President and Chief Executive Officer

Dated: December 12, 2023

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2023.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance 2 LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Capital LLC.
99.6	Pooling and Servicing Agreement, dated as of July 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20.
99.7	Pooling and Servicing Agreement, dated as of December 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-5C23, Commercial Mortgage Pass-Through Certificates, Series 2023-5C23.

99.8	Pooling and Servicing Agreement, dated as of November 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C22, Commercial Mortgage Pass-Through Certificates, Series 2023-C22.
99.9	Pooling and Servicing Agreement, dated as of October 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2023-C21, Commercial Mortgage Pass-Through Certificates, Series 2023-C21.
99.10	Pooling and Servicing Agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1.
99.11	Pooling and Servicing Agreement, dated as of November 1, 2023, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuance of the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2.
99.12	Agreement Between Note Holders, dated as of September 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note A-10 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 60 Hudson Whole Loan.
99.13	Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, Société Générale Financial Corporation, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, DBR Investments Co. Limited, as note A-3-1 holder, note A-3-2 holder, note A-3-3 holder, note A-3-4 holder and note A-3-5 holder, and Citi Real Estate Funding Inc., as note A-4-1 holder, note A-4-2 holder and note A-4-3 holder, relating to the Arundel Mills and Marketplace Whole Loan.
99.14	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as initial note A-1-1 holder, initial mote A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, JPMorgan Chase Bank, National Association, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, Bank of Montreal, as initial note A-3-1 holder, initial mote A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder, initial note A-3-5 holder and initial note A-3-6 holder, and Barclays Capital Real Estate Inc., as initial note A-4-1 holder and initial note A-4-2 holder, relating to the Fashion Valley Mall Whole Loan.

99.15	Agreement Between Note Holders, dated as of October 25, 2023, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, and Wells Fargo Bank, National Association, relating to the Philadelphia Marriott Downtown Whole Loan.
99.16	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Wells Fargo Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder, initial note A-14 holder, initial note A-15 Holder and initial note A-16 holder, Goldman Sachs Bank USA, as initial note A-17 holder and initial note A-18 holder, and 3650 Real Estate Investment Trust 2 LLC, as initial note A-19 holder and initial note A-20 holder, relating to the CX - 250 Water Street Whole Loan.
99.17	Co-Lender Agreement, dated as of October 5, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Capital Real Estate Inc., as initial note A-2-1 holder and initial note A-2-2 holder, relating to the BLE Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of October 23, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Capital Real Estate Inc., as initial note A-2-1 holder and initial note A-2-2 holder, relating to the La Primavera Whole Loan.
99.19	Agreement Between Note Holders, dated as of August 30, 2023, by and between Barclays Capital Real Estate Inc., Société Générale Financial Corporation, KeyBank National Association, and Bank of Montreal, relating to the RTL Retail Portfolio Whole Loan.
99.20	Agreement Between Note Holders, dated as of July 28, 2023, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Bank of America, N.A., as initial note A-5 holder and initial note A-6 holder, relating to the Rhino Retail Portfolio 2 Whole Loan.
99.21	Co-Lender Agreement, dated as of November 21, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Blackbird Portfolio Whole Loan.
99.22	Co-Lender Agreement, dated as of November 29, 2023, by and between AREF 2 WH BC LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Centre Pointe Portfolio Whole Loan.
99.23	Co-Lender Agreement, dated as of February 28, 2023, between German American Capital Corporation, as note A-1 holder and note A-3 holder, and AREF 2 WH WF LLC, as note A-2 holder, relating to the Metroplex Whole Loan.
99.24	Co-Lender Agreement, dated as of May 8, 2023, by and between AREF 2 WH BC LLC, as initial note A-1 holder, initial note A-2 holder, and initial note A-3 holder, relating to the 3800 Horizon Boulevard Whole Loan.
99.25	Co-Lender Agreement, dated as of September 21, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, and initial note A-7 holder, and Wells Fargo Bank National Association, as initial note A-2-1 holder, initial note A-2-2 holder, and initial note A-2-3 holder, relating to the Westfarms Whole Loan.